COLONIAL CALIFORNIA TAX-EXEMPT FUND

                      COLONIAL CONNECTICUT TAX-EXEMPT FUND

                        COLONIAL FLORIDA TAX-EXEMPT FUND

                   COLONIAL MASSACHUSETTS TAX-EXEMPT FUND

                        COLONIAL MICHIGAN TAX-EXEMPT FUND

                       COLONIAL MINNESOTA TAX-EXEMPT FUND

                        COLONIAL NEW YORK TAX-EXEMPT FUND

                  COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

                          COLONIAL OHIO TAX-EXEMPT FUND

                             Class A, B and C Shares

               Supplement to Prospectus dated June 1, 2000

The caption "Distribution and Service Fees" is revised in its entirety as follows:

distribution and service fees

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Each Fund has adopted a plan under Rule 12b-1 that  permits it to pay  marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial advisor. The annual service fee may equal up to 0.10% for Class A shares outstanding prior to November 30, 1994 and 0.25% for Class A shares thereafter. The annual distribution fee and service fee may equal up to 0.75% and 0.25%, respectively, for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of each Fund's Class C share distribution fee so that it does not exceed 0.45% annually. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

CST-36/975B-0600                                                 June 23, 2000